Stratos del Peru S.A.C
(A Development Stage Company)
Financial Statements
For the Period from Inception (February 27, 2007) to October 18, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Stratos del Peru S.A.C

We have audited the accompanying balance sheet of Stratos del Peru S.A.C (a development stage company) as of October 18, 2007, and the related statements of operations, stockholders’ deficit and cash flows for the period from inception (February 27, 2007) to October 18, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stratos del Peru S.A.C as of October 18, 2007, and the results of its operations and cash flows for the period from inception (February 27, 2007) to October 18, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company’s working capital deficit raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore Stephens Wurth Frazer and Torbet, LLP

Walnut, California
October 31, 2007, except for Note 6 as to which
the date is November 14, 2007

Stratos del Peru S.A.C.
(A Development Stage Company)
Balance Sheet

October 18,
2007
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$331

TOTAL CURRENT ASSETS	331

VAT RECEIVABLE	859,363
MACHINERY AND EQUIPMENT, net	4,522,965

TOTAL ASSETS	$5,382,659

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
Acquisition payable	$5,382,328
Accounts payable	2,076

TOTAL CURRENT LIABILITIES	5,384,404

COMMITMENTS AND CONTINGENCIES	-

STOCKHOLDERS' EQUITY
Common stock; $1.00 Nuevo Soles par value; 1,000 shares authorized; 1,000 shares issued and outstanding	314
Other comprehensive income	(56)
Deficit accumulated during the development stage	(2,003)

TOTAL STOCKHOLDERS' DEFICIT	(1,745)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$5,382,659

See report of independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

Stratos del Peru S.A.C.
(A Development Stage Company)
Statement of Operations and Other Comprehensive Loss

For the period
from inception
(February 27, 2007)
to October 18, 2007
REVENUE	$-

COST OF REVENUE	-

GROSS PROFIT	-

OPERATING EXPENSES
General and administrative	2,003

TOTAL OPERATING EXPENSES	2,003

LOSS FROM OPERATIONS	(2,003)

PROVISION FOR INCOME TAXES	-

NET LOSS	$(2,003)

OTHER COMPREHENSIVE LOSS
Foreign currency transactio loss	(56)

COMPREHENSIVE LOSS	$(2,059)

LOSS PER SHARE - BASIC AND DILUTED	$(2.00)

WEIGHTED AVERAGE COMMON EQUIVALENT SHARES OUTSTANDING - BASIC AND DILUTED	1,000

See report of independent registered public accounting firm.
The accompanying notes are an integral part of these financial statements.

Stratos del Peru S.A.C.
(A Development Stage Company)
Statement of Stockholders' Deficit

				Deficit
				Accumulated
			Other	During the	Total
	Common Stock		Comprehensive	Development	Stockholders'
	Shares	Amount	Loss	Stage	Deficit
Balance, February 27, 2007	-	$-	$-	$-	$-

Purchase of shares for cash	1,000	314			314

Change in foreign currency translation loss			(56)		(56)

Net loss				(2,003)	(2,003)

Balance, October 18, 2007	1,000	$314	$(56)	$(2,003)	$(1,745)

See report of independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

Stratos del Peru S.A.C.
(A Development Stage Company)
Statement of Cash Flows

For the period
from inception
(February 27, 2007)
to October 18, 2007
CASH FLOW FROM OPERATING ACTIVITIES:
Net loss	$(2,003)
Adjustment to reconcile net loss to net cash
provided by operating activities:
Changes in operating assets and liabilities:
Accounts payable	2,003
Net cash provided by operating activities	-

CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from sale of common stock	314
Net cash provided by financing activities	314

Effect of exchange rate changes on cash and cash equivalents	17

NET INCREASE IN CASH AND
CASH EQUIVALENTS	331

CASH AND CASH EQUIVALENTS, Beginning of period	-

CASH AND CASH EQUIVALENTS, End of period	$331

SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION:

Interest paid	$-
Income taxes paid	$-

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITIES:

Assets acquired in business combination:
Machinery and equipment	$4,522,965
VAT receivable	$859,363

See report of independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

Stratos del Peru S.A.C
(A Development Stage Company)
Notes to Financial Statements
For the Period From Inception (February 27, 2007) to October 18, 2007

Note 1 - Organization and significant accounting policies

Organization and line of business

Stratos del Peru S.A.C was incorporated in Lima, Peru, on February 27, 2007 with the name of Estratosfera del Perú S.A.C. On July 11, 2007, the general meeting of shareholders agreed to change the Company’s name to its current one, Stratos del Peru S.A.C (hereafter the “Company”) Such name change is in the process of being registered before the Tax Administration. The Company’s business objectives are the purchase, sale, production, distribution, marketing, transport, warehousing, mixture, exports and imports of all kinds of products derives from hydrocarbons and bio-fuels, being solids, liquids or gases. As of October 18, 2007, the Company is in the pre-operative stage and it is estimated that it will begin operating before the end of 2007 with the start of the sugar mill being acquired. The Company is currently a development stage company under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 7 as it has not commenced operations. The Company’s offices and administrative headquarters are located in Lima, Peru.

Basis of presentation

The accompanying financial statements are presented in US dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America.

Foreign currency translation

The reporting currency of the Company is the US dollar. The Company uses its local currency, Peruvian Nuevos Soles (PEN) as its functional currency. Assets and liabilities are translated using the exchange rates prevailing at the balance sheet date. Translation adjustments resulting from this process are included in accumulated other comprehensive income in the statement of stockholders’ equity. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Translation adjustment was insignificant at October 18, 2007. Asset and liability amounts at October 18, 2007 were translated at 3.022 PEN to $1.00 USD. Equity accounts were stated at their historical rate. The average translation rates applied to the statement of operations for the period from inception (February 27, 2007) to October 18, 2007 was 3.021. Cash flows are also translated at average translation rates for the period, therefore, amounts reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from these estimates.

See report of independent registered public accounting firm.

Stratos del Peru S.A.C
(A Development Stage Company)
Notes to Financial Statements
For the Period From Inception (February 27, 2007) to October 18, 2007

Fair value of financial instruments

For certain of the Company's financial instruments, including cash and cash equivalents, other receivables, accounts payable and accrued expenses, the carrying amounts approximate fair value due to their short maturities.

Cash and cash equivalents

For purposes of the statements of cash flows, the Company defines cash equivalents as all highly liquid debt instruments purchased with a maturity of three months or less.

Concentration of credit risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash and cash equivalents. The Company places its cash with high quality financial institutions, however, its cash balances are not insured. The Company has limited experience as it is a development stage company but does not anticipate incurring any losses related to this credit risk. The Company will extend credit based on an evaluation of the customer's financial condition, generally without collateral. Exposure to losses on receivables is principally dependent on each customer's financial condition. The Company will monitors its exposure for credit losses and will maintain allowances for anticipated losses, as required.

VAT receivable

VAT receivable related to the fiscal credit for general sales tax originated from the purchase of fixed assets mentioned in Note 3. The Company will recover this receivable as it starts its operations and begins selling its products.

Machinery and equipment

Machinery and equipment are stated at historical cost and are depreciated using the straight-line method over their estimated useful lives. The useful life and depreciation method are reviewed periodically to ensure that the depreciation method and period are consistent with the anticipated pattern of future economic benefits. Expenditures for maintenance and repairs are charged to operations as incurred while renewals and betterments are capitalized. Gains and losses on disposals are included in the results of operations.

Impairment of long-lived assets

The Company follows the guidance of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of October 18, 2007 there were no significant impairments of its long-lived assets.

See report of independent registered public accounting firm.

Stratos del Peru S.A.C
(A Development Stage Company)
Notes to Financial Statements
For the Period From Inception (February 27, 2007) to October 18, 2007

Income taxes

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes." Deferred taxes are provided on the liability method whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. The income tax rate applicable to Peruvian companies is 30%. If the Company distributes its earnings fully or partially, it shall apply an additional rate of 4.1% on the distributed amount, which will be borne by the shareholders, as long as they are individuals or companies non-domiciled in Peru. The 4.1% rate tax will be borne by the Company and will apply on any amount or payment in kind subject to income tax that may represent an indirect disposition not subject to subsequent tax control, including amounts debited to expenses and undeclared revenues. As from January 1, 2007 the tax payer must liquidate and pay the 4.1% tax directly together with its monthly obligations without the requirement of a previous tax audit by the Tax Administration.

Earnings per share

The Company reports earnings per share in accordance with SFAS No. 128, "Earnings per Share." Basic earnings per share is computed by dividing the net income by the weighted average number of common shares available. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There were no stock options outstanding at October 18, 2007.

Recently issued accounting pronouncements

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities“. This Statement permits entities to choose to measure many financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact of SFAS No. 159 on its financial position and results of operations.

See report of independent registered public accounting firm.

Stratos del Peru S.A.C
(A Development Stage Company)
Notes to Financial Statements
For the Period From Inception (February 27, 2007) to October 18, 2007

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)”. This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The provisions of SFAS No. 158 are effective for employers with publicly traded equity securities as of the end of the fiscal year ending after December 15, 2006. The adoption of this statement had no effect on the Company‘s reported financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements“. The objective of SFAS No. 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007. The adoption of this statement is not expected to have a material effect on the Company‘s future reported financial position or results of operations.

 In June 2007, the FASB issued FASB Staff Position No. EITF 07-3, “Accounting for Nonrefundable Advance Payments for Goods or Services Received for use in Future Research and Development Activities” (“FSP EITF 07-3”), which addresses whether nonrefundable advance payments for goods or services that used or rendered for research and development activities should be expensed when the advance payment is made or when the research and development activity has been performed. Management is currently evaluating the effect of this pronouncement on financial statements.

Note 2 - Development stage company and going concern

The Company is a new developmental stage company and is subject to risks and uncertainties, including new product development, actions of competitors, reliance on the knowledge and skills of its employees to be able to service customers, and availability of sufficient capital and a limited operating history. Accordingly, the Company presents its financial statements in accordance with the accounting principles generally accepted in the United States of America that apply in establishing new operating enterprises. As a development stage enterprise, the Company discloses the deficit accumulated during the development stage and the accumulated statement of operations and cash flows from inception of the development stage to the date on the current balance sheet. Contingencies exist with respect to this matter, the ultimate resolution of which cannot presently be determined.

See report of independent registered public accounting firm.

Stratos del Peru S.A.C
(A Development Stage Company)
Notes to Financial Statements
For the Period From Inception (February 27, 2007) to October 18, 2007

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern. However, the Company has not generated any operating revenue and has working capital deficits, which raises substantial doubt about its ability to continue as a going concern.

In view of these matters, realization of certain of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financial requirements, raise additional capital, and the success of its future operations.

Management is attempting to raise capital and is seeking a business combination with a public company. Management believes that this plan provides an opportunity for the Company to continue as a going concern.

Note 3 - Acquisition of assets

On October 18, 2007, the Company signed a purchase-sale contract with Gabinete Técnico de Cobranza S.A.C. acquiring certain assets that are part of a sugar mill. This purchase price was $5,382,328 and will be paid by the Company no later than October 31, 2007, as follows:

•	$5,032,328 by bank draft issued to the order of Gabinete Técnico de Cobranza S.A.C.;

•	$350,000 to be deposited in a bank account in order to guarantee payment of any contingency that may arise from this transaction.

The Company acquired certain assets from Gabinete Técnico de Cobranza S.A.C. as part of its overall business strategy to purchase, sale, produce, distribute, market, transport, warehouse, export and import of all kinds of products derives from hydrocarbons and bio-fuels.

The following table summarizes the fair values of the assets acquired and liabilities assumed at the date of acquisition:  The fair values are determined based on an appraisal:

Machinery and equipment	$4,522,965
VAT receivable	859,363
Purchase price	$5,382,328

The Company has determined that the discounted cash flows generated by the exploitation of the sugar mill will suffice to cover the carrying value of the assets acquired in this acquisition.

The sugar mill did not have any operations for the past several years.
See report of independent registered public accounting firm.

Stratos del Peru S.A.C
(A Development Stage Company)
Notes to Financial Statements
For the Period From Inception (February 27, 2007) to October 18, 2007

Note 4 - Income taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at October 18, 2007 are as follows:

Deferred tax assets (liabilities):
Net operating loss carrywords	$601
Deferred tax assets, net	601
Valuation allowance	(601)
Net deferred tax assets	$-

A reconciliation of the statutory income tax rate and the effective income tax rate for the period from inception (February 27, 2007) to October 18, 2007 is as follows:

Statutory income tax rate	30%
Valuation allowance	(30%)
Effective income tax rate	0%

Note 5 - Commitments and contingencies

On September 19, 2007, the Company entered into a five year agreement with Petrox S.A.C., a Peruvian fuel distributor, to sell 10,000 gallons of ethanol per day at a fixed price of $2.00 per gallon.

As of October 18, 2007 the official books and records of the Company are not yet legalized as per Peruvian legislation. The Company’s management estimates to settle this issue in a period of one month.

The Company does not have insurance on its machinery and equipment and is currently in the process of buying insurance to protect its assets.
See report of independent registered public accounting firm.

Stratos del Peru S.A.C
(A Development Stage Company)
Notes to Financial Statements
For the Period From Inception (February 27, 2007) to October 18, 2007

Note 6 - Subsequent events

Business combination

On November 14, 2007, the Company completed a reverse acquisition transaction with New Design Cabinet, Inc. (“NDC”), a public shell company. In accordance with the terms of the Agreement, NDC issued and exchanged 45,000,000 shares of NDC’s common stock for 999 or 99.9% of the issued and outstanding shares of the Company’s common stock. After the merger transaction, the stockholders of the Company own approximately 81.8% of the issued and outstanding shares of NDC and the management and board of directors of the Company have been appointed as officers and directors of NDC. The exchange of shares with NDC has been accounted for as a reverse acquisition under the purchase method of accounting since the stockholders of the Company obtained control of NDC. Accordingly, the exchange of shares of the two companies has been recorded as a recapitalization of the Company, with the Company being treated as the continuing entity.

See report of independent registered public accounting firm.